UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 20, 2007 (December 19, 2007)

RIGHTNOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 ENTERPRISE BOULEVARD, BOZEMAN, MT	59718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (406) 522-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           Not Applicable.

(b)           Resignation of Director

Roger L. Evans has resigned from the Board of Directors and from the Compensation Committee and the Nomination and Governance Committee of the Board of Directors of RightNow Technologies, Inc. (“RightNow” or the “Company”), effective December 19, 2007. The Company’s press release announcing Mr. Evans’ resignation is attached hereto as Exhibit 99.1.

(c)           Not Applicable.

(d)           Not Applicable.

(e)           Not Applicable

(f)            Not Applicable

Item 9.01.              Financial Statements and Exhibits.

(a)           Not Applicable.

(b)           Not Applicable.

(c)           Not Applicable.

(d)           Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated December 20, 2007, announcing resignation of Roger L. Evans from RightNow Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC.
(Registrant)

Dated: December 20, 2007	/s/ SUSAN J. CARSTENSEN
Susan J. Carstensen Chief Financial Officer, Vice President, Treasurer and Assistant Secretary

INDEX TO EXHIBITS

99.1                           Press release, dated December 20, 2007, announcing resignation of Roger L. Evans from RightNow Board of Directors.